LEASE

         This Lease is entered into on this 9th day of March, 1996, by and between the Lessor and Tenant listed below, subject to the following terms and conditions.

Lessor:  Oasis Services Management Corporation
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101

Tenants: William & Pamela Wiegand, Husband & Wife
                  Oasis, Nevada 89835

1. PREMISES. Lessor hereby leases to Tenants the Store, Truck Stop, Restaurant, Motel, and Laundry located at the intersection of Interstate 80 and SR 233, in Oasis, Nevada, (the "Premises").

         The Premises are provided to Tenants on an "as is" basis. Lessor makes no representation or warranties to Tenants with regard to the condition of the Premises and any improvements thereon. Tenants have inspected the Premises and fully agrees to lease them in their current condition.

2. ALTERATIONS. Upon receiving approval of the Lessor, Tenants may make alterations to the Premises. Prior to commencing any alterations, Tenants shall deliver to Lessor a written summary of the alterations to be made, describing the alterations in sufficient detail to enable Lessor to fully understand the scope of the alterations. Lessor agrees that it will not unreasonably withhold its approval of a proposed alteration. Lessor shall be deemed reasonable in withholding its approval of any alterations if such alterations would impair the structural integrity or exterior appearance of the buildings comprising the Premises (the "Buildings"), or if they fail to comply with all applicable building, zoning and safety codes and ordinances.

         Tenants promise to take all measures necessary to ensure that all repairs and alterations to the Premises are permitted by and comply with the building, zoning and safety codes and ordinances of all local, state, and federal authorities. Tenants are responsible for obtaining all permits, licenses, bonds or other approval required by local, state and federal authorities for any repairs or alterations.
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

3. TERM. The term of this Lease shall be a tenancy from month to month. Either party may terminate this lease by written notice as provided for herein, Tenants shall be required to give no less than 60 days notice to terminate and Lessor shall be required to give no less than 30 days notice to terminate.

4. RENT AND UTILITIES. Tenants shall pay rent on a weekly basis on the greater of the following weekly amounts or a percentage of receipts as set forth below: from the signing of this lease through June 8, 1996 in the amount of $500.00 due each Saturday, for the period from June 9, 1996 through August 31, 1996 weekly rental shall be due each Saturday in the amount of $625, from September 1, 1996 forward the rent shall be $750 per week or if greater the combined total of 10% of gross sales (total receipts less sales tax), 10% of the gross profit from fuel sales, 20% of room or property rentals and 15% of gross sales (total receipts less sales tax) from the restaurant. An accounting of these figures is to be submitted at the end of each four week period beginning 35 days after the date of the lease. Lessor is granted the right, upon request and notice to the Tenants, to audit and review the books and records of the Tenants to determine the accuracy of the information provided. Tenants shall obtain and pay for all utilities servicing the Premises. Tenants shall pay to the lessor all property taxes charged to the Premises by any taxing authority, upon reasonable proof of payment of such taxes being provided to Tenants.

5. INVENTORY. Tenants and Lessor hereby acknowledge that they have entered into a separate agreement for the transfer of the inventory used in the present operation of the premises. Tenants acknowledge that Lessor is not leaving or lending any operating funds for Tenants operation of the premises.

6. REPAIRS AND MAINTENANCE. During the term of this Lease, Tenants agrees to maintain the Premises and Equipment located thereon and to keep the immediate surrounding area in good appearance and in substantial repair, subject to reasonable wear and tear. Tenants agree that they will maintain the Premises and Equipment and immediately surrounding area at their own expense. Tenants further agree to pay to Lessor the costs of repairs incurred by Lessor from the signing of this lease forward, upon reasonable proof of such repairs being provided to Tenants.
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

7. USE. The Premises shall be used and occupied by Tenants for the purpose of operating the store, truck stop, motel, restaurant, and laundry as presently located on the premises and for no other purpose without the prior written consent of the Lessor. Lessor agrees that it will not withhold its consent unreasonably. Tenants covenant that any use of the Premises will, at all times, comply with all applicable local, state and federal laws and building, zoning and safety codes and ordinances.

         Tenants agree that they will not do or permit anything to be done in or about the Premises nor bring or keep anything thereon which will adversely affect the availability of or increase the premiums for any insurance policy which may cover the Premises or the Building. Tenants will not cancel, or do or permit anything to be done which will cause such insurance to be canceled.

         Tenants agree they will not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building (if any) or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose. Tenants further agrees he will not cause, maintain or permit any nuisance in, on or about the Premises. Tenants shall not commit or permit any waste to be committed in or upon the Premises.

9. ENTRY BY LESSOR. Lessor reserves the right, without abatement of rent, to enter onto and inspect the Premises. Lessor further reserves the right, without abatement of rent, to enter the Premises thirty days before termination of this Lease for purposes of: (i) showing the Premises to prospective purchasers or tenants, (ii) posting notices and "for lease" signs, and (iii) altering, improving or repairing the Premises and any portion of the Building.

10. LIENS. Tenants shall keep the Premises and the Building part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenants and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of work performed or materials furnished by or at the direction of Tenants.
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

11. INDEMNITY. Tenants shall indemnify and hold Lessor harmless for and against any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenants in or about the Premises. Tenants shall further indemnify and hold Lessor harmless from and against any and all claims arising from any breach or default by Tenants in the performance of its obligations and covenants hereunder, and from and against any and all costs, attorneys' fees, expenses and liabilities incurred in connection with any such claim. Tenants further agree to maintain property, fire and liability insurance covering the premises and for all activities they conduct on the Premises in an amount sufficient to replace the structures and equipment that presently exist.

12. DAMAGE AND DESTRUCTION. In the event of the total destruction of the Premises or the Buildings either party shall have the right, upon ten (10) days prior written notice, to terminate this Lease. In the event of the destruction of less than 50% of the value of the Premises or Building and any improvements thereon, Lessor may at its option, terminate this Lease upon thirty (30) days prior written notice to Tenants unless, within said thirty (30) day period, Tenants delivers written notice to Lessor that it intends to restore the Premises to the condition they were in prior to the event causing the destruction. For purpose of this Lease total destruction shall be deemed the destruction of 50% or more of the value of the Premises or the Buildings.

         If Tenants deliver such notice to Lessor, Tenants shall thereafter diligently commence and complete the restoration, but in any event shall have fully completed the restoration within one year from the date of the event causing the destruction. Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises. Tenants shall have no claim against Lessor for any damage suffered by reason of any damage or destruction to the Premises or the buildings of which they are a part.

13. CONDEMNATION. If all or any part of the Premises shall be taken or appropriated for public or quasi-public use, either party shall have the right, at its option, exercisable within thirty (30) days of receipt of notice of such taking, to terminate this Lease as of the date possession is taken by the condemning authority. Tenants reserves the right to apply to the condemning authority for a separate award representing the value of all improvements made by the Tenants and taken by the condemning authority.

14. ASSIGNMENT AND SUBLETTING. Tenants shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Lessor. Lessor agrees it will not unreasonably withhold its consent. Any attempt to assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, without Lessor's consent shall be void and shall constitute a breach of this Lease.

15.  DEFAULT/REMEDY.
         (a) The occurrence of any of the following shall constitute a default under this lease by Tenants:

                  (i) Any failure by Tenants to pay the rent or any other monetary sums required to be paid hereunder where such failure continues for five (5) days after notice by Lessor to Tenants;

                  (ii) The abandonment or vacation of the Premises by Tenants. Tenants acknowledges that they have a duty to physically occupy the Premises for the term of the lease and to comply with all of the terms and conditions of this Lease;

                  (iii) A failure by Tenants to perform or otherwise comply with any provision of this Lease where such failure continues for thirty (30) days after Lessor notifies Tenants of such failure; or

                  (iv) The making by the Tenants of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenants of a petition to have Tenants adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenants, the same is dismissed within one hundred twenty (120 days); the appointment of a trustee or receiver to take possession of substantially all of Tenants's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenants within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         (b) In the event of any such default, Lessor may, at any time thereafter, without limiting Lessor in the exercise of any right or remedy at law or in equity which Lessor may have by reason of such default or breach:

                  (i) Maintain this Lease in full force and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenants shall have abandoned the Premises. By electing to maintain this Lease, Lessor shall have the right to take any measures reasonably necessary for re-letting the Premises on such terms as Lessor deems reasonable, including removal of all persons and property from the premises. The Lessor may remove and store the property in a public warehouse or elsewhere at the cost of and for the account of Tenants. By preparing to re-let the Premises Lessor shall not be deemed to have elected to terminate the Lease. This Lease will terminate automatically when a new tenant takes possession of the Premises. Notwithstanding that Lessor initially maintains this Lease in full force after Tenants' default, Lessor may, at anytime during the term of this Lease, elect to terminate this Lease by virtue of Tenants' default; or

                  (ii) Terminate Tenants' right to possession by any lawful means, in which case this Lease shall terminate and Tenants shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Tenants all damages which Lessor incurs by reason of Tenants' default, including, without limitation the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of the rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the rental loss that is proved could have been reasonably avoided; plus (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (v) at Lessors election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. As used in (i), (ii) and (iii) above, the phrase "worth at the time of award" is computed by adding interest at the rate of eighteen percent (18%) per annum from the date of default to the amount of the damages provided for in this paragraph.

         (c) If any installment of rent or any other sum due from Tenants shall not be received by Lessor or Lessor's assignee within ten (10) days after such amount shall be due, Tenants shall pay to Lessor a late charge equal to ten percent (10%) of such the amount overdue. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of Tenant's late payment.

16. COSTS OF SUIT. If Tenants or Lessor shall bring any action for any relief against the other arising out of this Lease, the losing party shall pay the successful party a reasonable sum for attorneys' fees and costs of collection, which shall be paid whether or not such action is prosecuted to judgment.

17. HOLD OVER. If Tenants remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Lessor, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable at the time specified in this Lease and in the amount of two (2) times the rent described in paragraph 4 hereof, and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

18. ENTIRE AGREEMENT. This agreement, along with any exhibits and riders hereto, constitutes the entire agreement between Lessor and Tenants regarding the Premises. Lessor and Tenants agree that all prior or contemporaneous oral or written agreements between and among themselves and their agents or representatives regarding the leasing of the Premises are merged in or by this agreement. This Lease may be altered, amended or revoked only by an instrument in writing signed by both Lessor and Tenants.

19. BINDING EFFECT: CHOICE OF LAW. Subject to any provision hereof restricting assignment or subletting by Tenants, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Nevada.

20. HEADINGS. The section and subsection headings in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of the text of this Lease.

21. NOTICES. All notices hereunder shall be sent by certified mail at the address set forth at the beginning of this Lease (or such other address as may be substituted therefor by written notice). Notice shall be deemed effective upon return receipt, and/or within three business days from date of mailing of certified mail notices.

22. Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

IN WITNESSETH HEREOF the Tenants and Lessor have caused this Lease to be executed this 9th day of March, 1996.

Tenants:   WILLIAM WIEGAND AND PAMELA WIEGAND


                  /s/ William Wiegand
                  WLLIAM WIEGAND


                  /s/ Pamela Wiegand
                  PAMELA WIEGAND


Lessor:  OASIS SERVICES MANAGEMENT CORPORATION


                  /s/ Steven A. Christensen
                  By: STEVEN A. CHRISTENSEN
                  Title: PRESIDENT
                                       20